UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2008

VCG Holding Corp.

(Exact name of registrant as specified in its charter)

Colorado	001-32208	84-1157022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

390 Union Boulevard, Suite 540
Lakewood, Colorado	80228
(Address of Principal Executive Offices)	(Zip Code)

(303) 934-2424

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The following information is furnished under Item 7.01 of Form 8-K. The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On August 18, 2008, Senior Management of VCG Holding Corp., a Colorado corporation (“VCG”), will make a presentation at Noble Financial Capital Markets Fourth Annual Equity Conference at the Loews Lake Las Vegas Resort located at 101 MonteLago Boulevard, Henderson, Nevada 29401. In addition to the Noble Financial Equity Conference presentation, Management will also be giving the same presentation on August 14, 2008 in Dallas, Texas and August 15, 2008 in San Diego, California. The full text of the presentation is available on VCG’s website at http://www.vcgh.com and is incorporated herein as exhibit 99.1.

In addition, on August 12, 2008, the Company issued a press release entitled: “VCG Holding Corp. to Present at Upcoming Meetings Including the Noble Financial Equity Conference”. A copy of the August 12, 2008 press release is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Identification of Exhibits

99.1	Presentation for the Noble Financial Capital Markets Fourth Annual Equity Conference and Additional Investor Meetings

99.2	Press Release dated August 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

Date: August 14, 2008	By:	/s/ Courtney Cowgill
Courtney Cowgill Chief Financial and Accounting Officer